UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2012

Ingram Micro Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place, Santa Ana, CA 92705

(Address of Principal Executive Offices and Zip Code)

(714) 566-1000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2012, Ingram Micro Inc. (“Ingram Micro”) and Ingram Funding Inc. (“Ingram Funding”), a wholly-owned subsidiary of Ingram Micro, entered into an amendment (the “Amendment”) to Ingram Micro’s U.S. revolving trade account receivable-backed financing program (the “U.S. Receivables Program”) to extend the maturity date of the U.S. Receivables Program to November 1, 2015, and to make additional changes to the U.S. Receivables Program, including: (a) increasing the program limit to $675,000,000; (b) permitting future increases in the program limit up to a maximum of $900,000,000, subject to consent by the administrative agent and one or more existing purchasers or new purchasers participating in the program; (c) amending certain fees payable to the administrative agent and purchasers in connection therewith; (d) permitting the inclusion of foreign obligor receivables; (e) designating certain special obligors (with specified concentration limits) and excluded receivables; (f) adjusting the terms of the dilution reserve applicable to the receivables pool; (g) appointing The Bank of Nova Scotia as the replacement administrative agent; and (h) adding certain financial institutions as new purchasers under the U.S. Receivables Program.

The terms of the Amendment are documented pursuant to an Omnibus Amendment No. 2 to Receivables Purchase Agreement and Receivables Sale Agreement included as an exhibit to this report, and pursuant to related ancillary documents thereto. Ingram Micro is paying customary fees in connection with its entering into the Amendment. The foregoing description is qualified in its entirety by reference to the Omnibus Amendment No. 2, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Omnibus Amendment No. 2 dated November 1, 2012 among Ingram Micro Inc., Ingram Funding Inc., BNP Paribas, the various Purchaser Groups from time to time party thereto and The Bank of Nova Scotia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

Date: November 1, 2012	By:	/s/ Larry C. Boyd
		Name:	Larry C. Boyd
		Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Omnibus Amendment No. 2 dated November 1, 2012 among Ingram Micro Inc., Ingram Funding Inc., BNP Paribas, the various Purchaser Groups from time to time party thereto and The Bank of Nova Scotia